Significant Accounting Policies and Recent Accounting Pronouncements - Operating Lease, Payments for Office Rental (Table) (Details) - Office Rent Payments [Member] $ in Thousands	Jun. 30, 2022 USD ($)
June 30, 2023	$ 269
June 30, 2024	102
June 30, 2025	21
June 30, 2026	0
June 30, 2027	0
June 30, 2028 and thereafter	0
Total undiscounted lease payments	392
Discount based on incremental borrowing rate	0
Present value of lease liability	$ 392